Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE
For the collection period ended 3-31-2007				PAGE 1

A.	DATES	Begin	End	# days
1	Determination Date		4/18/2007
2	Payment Date		4/20/2007
3	Collection Period	2/25/2007	3/31/2007	35
4	Monthly Interest Period- Actual	3/20/2007	4/19/2007	31
5	Monthly Interest- Scheduled			30

B.	SUMMARY
		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	321,000,000.00	-	-	-	-
7	Class A-2 Notes	437,000,000.00	-	-	-	-
8	Class A-3 Notes	326,000,000.00	-	-	-	-
9	Class A-4a Notes*	100,000,000.00	39,233,772.42	11,069,738.01	28,164,034.40	0.2816403
9b	Class A-4b Notes*	316,000,000.00	123,978,720.83	34,980,372.12	88,998,348.72	0.2816403
10	Certificates	209,401,709.41	209,401,709.41	-	209,401,709.41	1.0000000
11	Equals: Total Securities	$1,709,401,709.41	$372,614,202.66	$46,050,110.13	$326,564,092.53

		Coupon Rate	Interest Pmt Due	Per $1000 Face Amount	Principal& Interest Payment Due	Per $1000 Face Amount
12	Class A-1 Notes	1.9992%	-	-	-	-
13	Class A-2 Notes	2.4700%	-	-	-	-
14	Class A-3 Notes	2.8400%	-	-	-	-
15	Class A-4a Notes	3.0900%	101,026.96	2.5750000	11,170,764.98	284.7231935
15b	Class A-4b Notes	5.4200%	578,636.24	4.6672222	35,559,008.36	286.8154157
	Equals: Total Securities		679,663.20		46,729,773.33

C.	COLLECTIONS AND AVAILABLE FUNDS
16	Lease Payments Received	9,604,588.11
17	Sales Proceeds - Early Terminations	8,157,530.90
18	Sales Proceeds - Scheduled Terminations	28,011,909.01
19	Security Deposits for Terminated Accounts	123,341.00
20	Excess Wear and Tear Received	293,452.24
21	Excess Mileage Charges Received	292,656.37
22	Other Recoveries Received	877,390.92
23	Subtotal: Total Collections	47,360,868.55
24	Repurchase Payments	-
25	Postmaturity Term Extension	-
25e	Net Swap Receipt - Class A-4b	261,250.72
26	Investment Earnings on Collection Account	334,206.56
27	Total Available Funds, prior to Servicer Advances	47,956,325.83
28	Servicer Advance	-
29	Total Available Funds	47,956,325.83

D.	DISTRIBUTIONS
30	Payment Date Advance Reimbursement (Item 71)		333,885.86
31	Servicing Fee (Servicing and Administrative Fees paid pro rata):
32	Servicing Fee Shortfall from Prior Periods		-
33	Servicing Fee Due in Current Period		310,511.84
34	Servicing Fee Shortfall		-
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods		-
37	Administration Fee Due in Current Period		5,000.00
38	Administration Fee Shortfall		-
38e	Net Swap Payment - Class A-4b		-
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)		-
39	Interest Paid to Noteholders (paid pro rata with Senior Swap Termination Payment)		679,663.20
40	Subtotal: Remaining Available Funds	46,627,264.93
41	Principal Distribution Amount (Item 59)	46,050,110.13
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)		46,050,110.13
43	Amount Paid to Reserve Account to Reach Specified Balance		-
43b	Subordinated Swap Termination Payments		-
44	Other Amounts paid to Trustees		-
45	Remaining Available Funds		577,154.80

*
Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as Transferor, has elected to exercise its option under Section 9.4 of the Trust Agreement and Section 10.1 of the Indenture to purchase the Trust SUBI Certificate immediately after the monthly payment of principal and interest on April 20, 2007 (the "Redemption Date") and has deposited $ 117,162,383.12 into the collection account to redeem the balance of the Class A-4a and Class A-4b Notes. Therefore, pursuant to Section 9.4 of the Trust Agreement and Section 10.1 of the Indenture, the Notes will be redeemed on the Redemption Date.

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE

E.	CALCULATIONS
46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		7,284,217.15
49	For Current Units: Change in Securitization Value for Advanced Payments		-
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		38,765,892.98
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		-
52	b) Principal Carryover Shortfall from Preceding Payment Date		-
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		-
54	Principal Distribution Amount before Reserve Account Draw Amount		46,050,110.13
55	Remaining Available Funds (Item 40)		46,627,264.93
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		-
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)
58	Principal Carryover Shortfall (If Item 56 > Item 57, Item 56 less Item 57, else 0)		-
59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		46,050,110.13

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		47,956,325.83
62	Less: Payment Date Advance Reimbursement (Item 71)		333,885.86
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		310,511.84
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders and Swap Counterparties (Items 38e, 38f, and 39)		679,663.20
66	Less: Principal Paid to Noteholders (Item 42)		46,050,110.13
67	Less: Amount Paid to Reserve Account to Reach Specified Balance (Item 43)		-
68	Less: Subordinated Swap Termination Payments (Item 43b)		-
69	Less: Other Amounts paid to Trustees (Item 44)		-
70	Equals: Remaining Available Funds before Servicer Advance (If < 0, Available Funds Shortfall)		577,154.80
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 70 > 0)		N/A
72	Servicer Advance (If Item 70 < 0, lesser of Item 70 and Item 71, else 0)		-

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance		333,885.86
75	Payment Date Advance Reimbursement		333,885.86
76	Additional Payment Advances for current period		-
77	Ending Balance of Payment Advance		-

F.	RESERVE ACCOUNT
78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09
81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		227,631.65
83	Subtotal: Reserve Fund Available for Distribution		51,509,682.93
84	Plus: Deposit of Excess Available Funds (Item 43)		-
85	Less: Reserve Account Draw Amount (Item 57)		-
86	Subtotal Reserve Account Balance		51,509,682.93
87	Less: Excess Reserve Account Funds to Transferor (If Item 86 > Item 79)		227,631.65
88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		-

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	2,242	30,457,796.66
92a	Less: Sales Proceeds for Current Month Scheduled Terminations		(28,117,232.01)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(877,390.92)
93	Less: Excess Wear and Tear Received		(293,452.24)
94	Less: Excess Mileage Received		(292,656.37)
95	Current Period Net Residual Losses/(Gains)	2,242	877,065.12
96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	31,728	7,114,203.24
98	Current Period Net Residual Losses (Item 95)	2,242	877,065.12
99	Ending Cumulative Net Residual Losses	33,970	7,991,268.36
100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.47%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICER CERTIFICATE

G.	POOL STATISTICS
101	Collateral Pool Balance Data		Initial	Current
102	Initial Aggregate Securitization Value		1,709,401,709	326,564,092
103	Number of Current Contracts		85,972	22,563
104	Weighted Average Lease Rate		4.96%	4.45%
105	Average Remaining Term		28.67	5.31
106	Average Original Term		44.43	46.78
107	Monthly Prepayment Speed			85.11%

		Units	Book Amount	Securitization Value
108	Pool Balance - Beginning of Period	25,404	389,066,287	372,614,203
109	Depreciation/Payments		(6,026,386)	(7,284,217)
110	Gross Credit Losses	(25)	(407,725)	(437,864)
111	Early Terminations	(574)	(8,161,192)	(7,870,232)
112	Scheduled Terminations	(2,242)	(31,930,361)	(30,457,797)
113	Repurchase/Reallocation	-	-	-
114	Pool Balance - End of Period	22,563	342,540,623	326,564,092

115	Delinquencies Aging Profile - End of Period	Units	Securitization Value	Percentage
116	Current	22,106	319,972,330	97.98%
117	31 - 90 Days Delinquent	406	5,899,180	1.81%
118	90+ Days Delinquent	51	692,582	0.21%
119	Total	22,563	326,564,092	100.00%

120	Credit Losses:		Units	Amounts
121	Aggregate Securitization Value on charged-off units		25	437,864
122	Aggregate Liquidation Proceeds on charged-off units			(293,647)
123	Recoveries on charged-off units			(16,960)
124	Current Period Aggregate Net Credit Losses/(Gains)		25	127,257

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses		1,303	8,092,840
127	Current Period Net Credit Losses (Item 124)		25	127,257
128	Ending Cumulative Net Credit Losses		1,328	8,220,097
129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.48%